UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 15, 2015

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


          Nevada                      001-31540                  91-1922863
  ------------------------         -----------------          ----------------
(State or other jurisdiction     (Commission File No.)      (IRS  Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969

                                       N/A
               --------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Result of Operations and Financial Condition

     On May 15, 2015, the Company issued a press release announcing the Company's financial results for the three months ended March 31, 2015.

Item 7.01   Regulation FD Disclosure

     On May 18, 2015, the Company held a conference call to discuss its financial results for the three months ended March 31, 2015, as well as other information regarding the Company.

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits

Number     Description
------     -----------

99.1       May 15, 2015 Press Release
99.2 Conference call discussion recording first quarter 2015 financial results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 19, 2015

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     ----------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer